                                                                    EXHIBIT 10.2


                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (the "Agreement"), dated as of December 21, 2001, is by and between certain Subsidiaries of Dean Foods Company, formerly known as Suiza Foods Corporation, a Delaware corporation, which Subsidiaries are identified on the signature pages attached hereto (each a "Subsidiary Guarantor"), and FIRST UNION NATIONAL BANK, in its capacity as Administrative Agent under that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of July 31, 2001, by and among DEAN FOODS COMPANY, formerly known as Suiza Foods Corporation, a Delaware corporation, as Borrower, the other Credit Parties identified therein, the banks and financial institutions from time to time parties thereto, First Union National Bank, as Administrative Agent (the "Administrative Agent"), Bank One, NA, as Syndication Agent, and Fleet National Bank, Harris Trust and Savings Bank and SunTrust Bank, as Co-Documentation Agents. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

         The Subsidiary Guarantor is an Additional Credit Party, and, consequently, the Credit Parties are required by Sections 5.10 and 5.13 of the Credit Agreement to cause the Subsidiary Guarantor to become a "Guarantor" thereunder.

         Accordingly, the Subsidiary Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

         1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary Guarantor hereby (i) jointly and severally together with the other Guarantors, guarantees to each Lender, the Administrative Agent, the Swingline Lender and the Issuing Lender as provided in the Credit Agreement the prompt payment and performance of the Credit Party Obligations of the Borrower in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Credit Party Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Subsidiary Guarantor will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations of the Borrower, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         2. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement are hereby amended to provide the information shown on the attached Schedule A.

         3. The Borrower confirms that all of its obligations under the Credit Agreement are, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term "Credit Party Obligations," as used in the Credit Agreement, shall include all obligations of such Subsidiary Guarantor under the Credit Agreement and under each other Credit Document.

         4. The Subsidiary Guarantor hereby agrees that upon becoming a Guarantor it will assume all Credit Party Obligations of a Guarantor as set forth in the Credit Agreement.

         5. Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.


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

         IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


BORROWER:                           DEAN FOODS COMPANY,
                                           a Delaware corporation
                                           (formerly known as Suiza Foods
                                           Corporation)


                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


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


SUBSIDIARY GUARANTORS:

                                    NEPTUNE DELAWARE CORPORATION,
                                             a Delaware corporation
                                    DEAN MANAGEMENT CORPORATION, a
                                             Delaware corporation
                                             (formerly known as Suiza
                                             Management Corporation, by
                                             change of name only)
                                    SUIZA DAIRY GROUP HOLDINGS, INC.,
                                             a Nevada corporation
                                    PREFERRED HOLDINGS, INC.,
                                             a Delaware corporation
                                             (formerly known as Suiza
                                             Preferred Holdings, Inc.,
                                             by change of name only)
                                    THOMPSON BEVERAGE ACQUISITION CORP.,
                                             a Delaware corporation
                                    SFG CAPITAL CORPORATION,
                                             a Delaware corporation
                                    MORNINGSTAR FOODS HOLDINGS, INC.,
                                             a Delaware corporation
                                             (formerly known as Suiza
                                             U.S. Holding Company, by
                                             change of name only)
                                    MORNINGSTAR FOODS INC.,
                                             a Delaware corporation
                                    NEVA PLASTICS MANUFACTURING CORP.,
                                             a Delaware corporation
                                    SUIZA DAIRY CORPORATION,
                                             a Delaware corporation
                                    SUIZA FRUIT CORPORATION,
                                             a Delaware corporation



                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


                                    MORNINGSTAR SERVICES INC.,
                                             a Delaware corporation

                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------

                                    SUIZA DAIRY GROUP GP, LLC,
                                             a Delaware limited
                                             liability company
                                    DAIRY GROUP AVIATION, LLC, a
                                             Delaware limited liability
                                             company (formerly known as
                                             Suiza Dairy Group Aviation,
                                             LLC, by change of name
                                             only)
                                    COUNTRY FRESH, LLC,
                                             a Michigan limited
                                             liability company
                                    LONDON'S FARM DAIRY, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN NORTHEAST, LLC,
                                             a Delaware limited
                                             liability company
                                             (formerly known as Suiza
                                             GTL, LLC, by change of
                                             name only)
                                    NEW ENGLAND DAIRIES, LLC,
                                             a Delaware limited
                                             liability company
                                    TUSCAN/LEHIGH MANAGEMENT, L.L.C.,
                                             a Delaware limited
                                             liability company
                                    DEAN SOUTHEAST, LLC,
                                             a Delaware limited
                                             liability company (formerly
                                             known as Suiza Southeast,
                                             LLC, by change of name
                                             only)
                                    BROUGHTON FOODS, LLC,
                                             a Delaware limited
                                             liability company
                                    DAIRY FRESH, LLC,
                                             a Delaware limited
                                             liability company
                                    LAND-O-SUN DAIRIES, LLC,
                                             a Delaware limited
                                             liability company
                                    LOUIS TRAUTH DAIRY, LLC,
                                             a Delaware limited
                                             liability company
                                    SCHENKEL'S ALL-STAR DAIRY, LLC,
                                             a Delaware limited
                                             liability company
                                    SCHENKEL'S ALL-STAR DELIVERY, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN SOUTHWEST, LLC,
                                             a Delaware limited
                                             liability company (formerly
                                             known as Suiza Southwest,
                                             LLC, by change of name
                                             only)
                                    COUNTRY DELITE FARMS, LLC,
                                             a Delaware limited
                                             liability company
                                    MODEL DAIRY, LLC,
                                             a Delaware limited
                                             liability company
                                    ROBINSON DAIRY, LLC,
                                             a Delaware limited
                                             liability company
                                    SFG MANAGEMENT LIMITED LIABILITY
                                    COMPANY,
                                             a Delaware limited
                                             liability company
                                    SOUTHERN FOODS HOLDING COMPANY, LLC
                                             a Delaware limited
                                             liability company
                                    SULPHUR SPRINGS CULTURED
                                    SPECIALTIES, LLC,
                                             a Delaware limited
                                             liability company
                                    GARRIDO Y COMPANIA, LLC,
                                             a Delaware limited
                                             liability company
                                    SHENANDOAH'S PRIDE, LLC
                                             a Delaware limited
                                             liability company
                                    DEAN DAIRY SERVICES, LLC
                                             a Delaware limited
                                             liability company (formerly
                                             known as Suiza Dairy
                                             Services, LLC, by change of
                                             name only)
                                    RYAN FOODS COMPANY, LLC,
                                             a Delaware limited
                                             liability company
                                             (formerly Ryan Foods
                                             Company)
                                    DEAN DIP AND DRESSING COMPANY,
                                             LLC, a Delaware limited
                                             liability company (formerly
                                             Dean Dip and Dressing
                                             Company)


                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


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


                                    SUIZA DAIRY GROUP, L.P.,
                                    a Delaware limited partnership

                                    By: SUIZA DAIRY GROUP GP, LLC,
                                        a Delaware limited liability
                                        company

                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title
                                             --------------------------


                                    SOUTHERN FOODS SERVICES, L.P.,
                                    a Delaware limited partnership

                                    By: SFG MANAGEMENT
                                        LIMITED LIABILITY COMPANY,
                                        a Delaware limited liability
                                        company

                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------



                                    SOUTHERN FOODS GROUP, L.P.,
                                    a Delaware limited partnership

                                    By: SFG MANAGEMENT
                                        LIMITED LIABILITY COMPANY,
                                        a Delaware limited liability
                                        company

                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------


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


                                    TUSCAN/LEHIGH DAIRIES, L.P.,
                                             a Delaware limited
                                             partnership

                                    By: TUSCAN/LEHIGH MANAGEMENT,
                                        L.L.C., a Delaware limited
                                        liability company and its
                                        general partner


                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title
                                             --------------------------


                                    DEAN HOLDING COMPANY,
                                             a Delaware corporation
                                             (formerly known as
                                             Blackhawk Acquisition
                                             Corp., successor by merger
                                             to Dean Foods Company, a
                                             Delaware corporation)


                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------


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


                                    ALTA-DENA CERTIFIED DAIRY, INC.,
                                             a Delaware corporation
                                    ALTA-DENA HOLDINGS, INC.,
                                             a California corporation
                                    31 LOGISTICS, INC.,
                                             a Delaware corporation
                                    BARBER DAIRIES, INC.,
                                             a Delaware corporation
                                    BELL DAIRY PRODUCTS, INC.,
                                             a Texas corporation
                                    BERKELEY FARMS, INC.,
                                             a California corporation
                                    CREAMLAND DAIRIES, INC.,
                                             a New Mexico corporation
                                    DEAN DAIRY PRODUCTS COMPANY,
                                             a Pennsylvania corporation
                                    DEAN FOODS BUSINESS SERVICES
                                    COMPANY,
                                             a Delaware corporation
                                    DEAN FOODS COMPANY OF CALIFORNIA,
                                    INC.,
                                             a Delaware corporation
                                    DEAN FOODS COMPANY OF INDIANA, INC.
                                             a Delaware corporation
                                    DEAN FOODS ICE CREAM COMPANY,
                                             a Delaware corporation
                                    DEAN FOODS NORTH CENTRAL, INC.,
                                             a Delaware corporation
                                    DEAN FOODS REGIONAL BUSINESS
                                    SERVICES, INC.,
                                             a Delaware corporation
                                    DEAN MILK COMPANY, INC.,
                                             a Kentucky corporation
                                    DEAN MILK PROCUREMENT COMPANY,
                                             a Delaware corporation
                                    DEAN PICKLE AND SPECIALTY PRODUCTS
                                    COMPANY,
                                             a Wisconsin corporation
                                    DEAN SPECIALTY FOODS COMPANY,
                                             a Delaware corporation
                                    DEAN TRANSPORTATION, INC.,
                                             an Ohio corporation
                                    DTMC, INC.,
                                             a Delaware corporation
                                    ELGIN BLENDERS, INCORPORATED,
                                             an Illinois corporation
                                    GANDY'S DAIRIES, INC.,
                                             a Texas corporation
                                    LIBERTY DAIRY COMPANY,
                                             a Michigan corporation

                                    MCARTHUR DAIRY, INC.,
                                             a Florida corporation
                                    MAYFIELD DAIRY FARMS, INC.,
                                             a Delaware corporation
                                    MEADOW BROOK DAIRY COMPANY,
                                             a Pennsylvania corporation
                                    THE MEADOWS DISTRIBUTING COMPANY,
                                             an Illinois corporation
                                    PURITY DAIRIES, INCORPORATED,
                                             a Delaware corporation
                                    RDPC, INC.,
                                             a Delaware corporation
                                    REITER DAIRY, INC.,
                                             an Ohio corporation
                                    T.G. LEE FOODS, INC.,
                                             a Florida corporation
                                    VERIFINE DAIRY PRODUCTS CORPORATION
                                    OF SHEBOYGAN, INC.,
                                             a Wisconsin corporation
                                    WENGERT'S DAIRY, INC.,
                                             a Delaware corporation
                                    RYAN FOODS NORTH CENTRAL, INC.,
                                             a Delaware  corporation


                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


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

                                    MAPLEHURST FARMS, LLC,
                                             an Indiana limited
                                             liability company
                                    DEAN SPECIALTY FOODS GROUP, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN DAIRY HOLDINGS, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN MIDWEST, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN SOUTHEAST II, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN SOUTHWEST II, LLC,
                                             a Delaware limited
                                             liability company
                                    DEAN SOCAL, LLC,
                                             a Delaware limited
                                             liability company (formerly
                                             known as Suiza SoCal, LLC,
                                             by change of name only)
                                    DEAN DAIRY SPECIALTIES, LLC,
                                             a Delaware limited
                                             liability company
                                    ICE CREAM PRODUCTS, LLC,
                                             a Delaware limited
                                             liability company



                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


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


         Accepted and agreed to as of the date first above written.

                                    FIRST UNION NATIONAL BANK,
                                    as Administrative Agent


                                    By:
                                      ---------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------


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



                                   SCHEDULE A
                                       to
                                Joinder Agreement



                          Schedules to Credit Agreement


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